                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company Value Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestments of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Large Company Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	15.73%	33.90%	-1.43%	2.19%	8.72%
Class B	15.28%	32.89%	-2.23%	1.37%	7.85%
Class C	15.29%	32.96%	-2.20%	1.39%	7.88%
Russell 1000 Value Index+	16.86%	35.60%	1.68%	3.76%	11.66%

Scudder Large Company Value Fund	6-Month++	1-Year	Life of Class*
Class I	16.05%	34.57%	.09%
Russell 1000 Value Index+	16.86%	35.60%	2.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/04	$ 23.77	$ 23.76	$ 23.77	$ 23.73
7/31/03	$ 20.71	$ 20.61	$ 20.62	$ 20.71
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .19	$ -	$ .00**	$ .29

** Amount is less than $.005.
Class A Lipper Rankings - Large-Cap Value Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	177	of	405	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Value Fund - Class A [] Russell 1000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,620	$9,027	$10,503	$21,748
	Average annual total return	26.20%	-3.35%	.99%	8.08%
Class B	Growth of $10,000	$12,989	$9,174	$10,617	$21,292
	Average annual total return	29.89%	-2.83%	1.20%	7.85%
Class C	Growth of $10,000	$13,163	$9,261	$10,608	$21,132
	Average annual total return	31.63%	-2.53%	1.19%	7.77%
Russell 1000 Value Index+	Growth of $10,000	$13,560	$10,513	$12,027	$30,129
	Average annual total return	35.60%	1.68%	3.76%	11.66%

Scudder Large Company Value Fund		1-Year	Life of Class*
Class I	Growth of $10,000	$13,457	$10,023
	Average annual total return	34.57%	.09%
Russell 1000 Value Index+	Growth of $10,000	$13,560	$10,688
	Average annual total return	35.60%	2.61%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have assumed same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04
Scudder Large Company Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	15.88%	34.29%	-1.19%	2.45%	9.01%
Class AARP	15.88%	34.22%	-1.19%	2.45%	9.01%
Russell 1000 Value Index+	16.86%	35.60%	1.68%	3.76%	11.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 23.75	$ 23.75
7/31/03	$ 20.71	$ 20.71
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .24	$ .24

++ Total returns shown for periods less than one year are not annualized.

Class S Lipper Rankings - Large-Cap Value Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	160	of	405	40
3-Year	124	of	295	42
5-Year	106	of	221	48
10-Year	54	of	86	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Value Fund - Class S [] Russell 1000 Value Index+

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,429	$9,647	$11,285	$23,693
	Average annual total return	34.29%	-1.19%	2.45%	9.01%
Class AARP	Growth of $10,000	$13,422	$9,647	$11,285	$23,693
	Average annual total return	34.22%	-1.19%	2.45%	9.01%
Russell 1000 Value Index+	Growth of $10,000	$13,560	$10,513	$12,027	$30,129
	Average annual total return	35.60%	1.68%	3.76%	11.66%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Thomas Sassi addresses the economy, the management team's approach and the resulting performance of Scudder Large Company Value Fund for the six-month period ended January 31, 2004.

Q: How would you characterize the market environment during the period?

A: The equity markets recorded strong gains during the period, driven primarily by exceptionally low interest rates and the Federal Reserve Board's ability to quell concerns about imminent increases. When interest rates rise, especially when they rise quickly, corporate debt that is used to help grow a business becomes more expensive. Larger debt payments - due to higher interest rates - can sometimes squeeze potential corporate profits and inhibit a company's ability to reinvest in itself or pay its shareholders through dividends. Large-company stocks, however, again trailed their more potent small-company counterparts. Also, lesser-quality issues - those of companies with perceived problems that could inhibit long-term growth - thrived in an environment of speculation. Value stocks outperformed growth stocks.

The economy continued to show signs of recovery throughout the third quarter of 2003, with the notable exception of September. The market's temporary setback during that month was caused by concerns such as weaker-than-expected economic data, including higher jobless claims (a measure of unemployment); the Bush administration's announcement that it has raised budget estimates for the rebuilding of Iraq; and New York State Attorney General Eliot Spitzer's investigation into improper practices at the New York Stock Exchange and within various mutual fund complexes.

Market performance stabilized during the fourth quarter. Leading economic indicators (those suggesting the direction of the economy) continued to improve. For instance, jobless claims began to moderate and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecasted.

The New Year began with strong moves in economically sensitive areas, particularly in technology. During the second half of the month, however, the market reversed after the Federal Reserve Board announced that it might raise interest rates sooner than expected.

Q: How did the fund perform during the period?

A: Scudder Large Company Value Fund Class A shares returned 15.73% (unadjusted for maximum sales charges and would have been lower if sales charges had been included) for the six months ended January 31, 2004. Past performance is no guarantee of future results. The fund edged out the 15.23% return of the Standard & Poor's 500 index (S&P 500).1 Nevertheless, fund performance trailed the fund's value benchmark, the Russell 1000 Value Index, which returned 16.86%.2 In addition, fund performance fell just shy of the 15.86% average of the fund's peers in the Large-Cap Value Funds category, as measured by Lipper Inc., for the same period.3 (This fund has several different share classes. Please see pages 3 through 7 for performance of other share classes and more complete performance information.)

1 The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
3 The Lipper Large-Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market.
Index and category returns include the reinvestment of all distributions. It is not possible to invest directly in an index or category.

While the period saw a fairly broad market rally, the market's rotation into lower quality names - generally, those with weak earnings and dividend growth - proved challenging for the fund. Our bias toward higher-quality value names with the potential for robust earnings and dividend growth resulted in the fund's lesser ability to participate in this market environment. We are pleased, nonetheless, with the fund's absolute performance.

Q: How have you taken advantage of the economic recovery and market strength?

A: We had established a slight procyclical (or economically sensitive) tilt to the portfolio, building positions in industries that typically benefit from a robust economy. While we've made no major shifts, we have made subtle changes, adding to the fund's industrials and energy positions and taking profits in technology and retail names that have done well. The fund has, for example, bought Avery Dennison Corp. - a leading maker of adhesive labels. The fund has also added to consumer staples holdings to mitigate an underweighting (or proportionately smaller stake) compared with the index. Notably, the fund purchased Kimberly-Clark Corp., the world leader in personal paper products, and foods producer General Mills, Inc.

During the period, we also trimmed the fund's holdings in financial stocks, the fund's largest sector stake, taking profits on companies such as Freddie Mac and JP Morgan Chase & Co., which had performed extremely well. Consistent with risk management discipline, the fund also cut back on Bank of America Corp., which in October 2003 announced plans to acquire FleetBoston Financial Corp., another portfolio holding, at a very sizable premium. Otherwise, the stocks' combined weighting (because they now are essentially one company) would have exceeded prospectus limits.

Q: What were the contributing factors to the fund's solid absolute performance?

A: Consumer discretionary and industrial stocks were top contributors throughout the period. Although industry positioning added to performance, adept stock selection was the key.

Within the consumer discretionary sector, we focused on retailers. Both Nordstrom Inc. and Sears Roebuck were sold during the period to lock in their substantial gains. The fund reinvested the proceeds in stocks with lower valuations that we believed offered more favorable risk/reward profiles. The fund continues to hold Limited Brands among the portfolio's 10 largest holdings, as it had lagged its other retailers and is therefore still attractive on a valuation basis. This stock, and other promising names, such as Target Corp., enable the fund to gain exposure to the retail sector, while maintaining its trademark portfolio characteristics: below-market price-to-earnings ratios, healthy balance sheets and attractive yields.

Two of the fund's largest industrial stock holdings, Honeywell International, Inc. and Emerson Electric Co., also were the top contributors to performance in this sector. Honeywell International, Inc. led the pack with strong revenue growth and a positive earnings outlook; the company demonstrated momentum in each of its four business groups going into the New Year. Emerson Electric Co. posted solid gains due to sales growth in all its divisions, and company management is optimistic about future earnings growth.

Q: What detracted from performance?

A: As we mentioned earlier, the market's bias toward lower-quality names worked against us. Further, over time the fund had built a significant overweight - a proportionately greater exposure than the benchmark - in health care. Concern about pending Medicare legislation throughout much of the period caused many investors to sell off their health care holdings. The sector proved to be the poorest performer of the period by far, with particular weakness in pharmaceutical stocks, of which the portfolio has a large concentration. Fund holdings such as Merck & Co., Inc. sank on earnings shortfalls and failures in late-stage drug testing, while Wyeth suffered losses after the company established a $10 billion reserve to contend with pending legal claims in connection to a recalled diet drug.

As is consistent with our approach, however, we have taken advantage of weakness in the pharmaceutical industry to add to the portfolio out-of-favor stocks with strong fundamental, or basic, characteristics, including strong long-term earnings growth and astute management. During the period, we added to the portfolio positions in Merck & Co., Inc., Johnson & Johnson and Pfizer, Inc.

Q: Do you believe the fund provides a means to benefit from recent tax law changes that make dividend-paying stocks more attractive?

A: I do. Achieving dividend yield and dividend growth are two of the hallmark strategies of the portfolio. Of the vast number of stocks held, all but two are dividend paying, while most pay premium yields, or yields above the market average.

It is intended that the fund gain exposure to dividend-paying stocks, as well as to quality names and diversification, which we believe is critical to mitigating risk.

Q: How would you describe your stock selection strategy and fund management approach?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian investment philosophy. That is, we look for high-quality companies that have fallen out-of-favor with the market, for one reason or another, and are trading at below-market valuations.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios, low price-to-book ratios and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active value managers. While many of our peers manage their portfolios to closely mimic the benchmark, we don't. We believe that we can add more value by selecting stocks based on our research than by choosing them based solely on how they are represented in the Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while most of the fund's holdings are shared by the benchmark index, the portfolio's weightings (the amount of assets the fund holds) in those stocks, and within various market sectors, often may be quite different.

Most importantly, we are consistent in our approach. We do not intend to sway from our contrarian value strategy for the short-term gains that could come from stocks that don't fit our investment criteria. This strategy has been successful for us in the past and we believe that it should benefit Scudder Large Company Value Fund shareholders in the future. Of course, past performance is never a guarantee of future results.

Q: Do you have any other comments for shareholders?

A: As always, we thank shareholders for their continued commitment to the fund. We look forward to continuing to serve you and to helping you achieve your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

Common Stocks	95%	93%
Cash Equivalents	5%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03

Financials	33%	35%
Health Care	15%	13%
Information Technology	13%	10%
Industrials	12%	12%
Energy	7%	8%
Materials	7%	8%
Consumer Discretionary	6%	10%
Consumer Staples	5%	3%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (27.7% of Portfolio)
1. J.P. Morgan Chase & Co. Provider of global financial services	3.6%
2. FleetBoston Financial Corp. Provider of commercial banking services	3.4%
3. PNC Financial Services Group Provider of commercial banking services	3.0%
4. Bristol-Myers Squibb Co. Provider of diversified pharmaceuticals and consumer products	2.8%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.6%
6. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
7. Limited Brands Operator of women's apparel stores	2.5%
8. US Bancorp. Provider of diversified financial services	2.5%
9. General Electric Co. Operator of an industrial conglomerate	2.4%
10. Citigroup, Inc. Provider of diversified financial services	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 5.9%
Hotels, Restaurants & Leisure 1.2%
McDonald's Corp.	784,500	20,193,030
Multiline Retail 1.2%
Target Corp.	547,300	20,775,508
Specialty Retail 3.5%
Limited Brands	2,399,900	43,678,180
Sherwin-Williams Co.	551,300	18,600,862
		62,279,042
Consumer Staples 4.8%
Food Products 3.9%
ConAgra Foods, Inc.	937,800	24,326,532
General Mills, Inc.	304,700	13,842,521
Sara Lee Corp.	1,400,900	29,867,188
		68,036,241
Household Products 0.9%
Kimberly-Clark Corp.	276,200	16,312,372
Energy 7.1%
Oil & Gas
BP PLC (ADR)	664,700	31,639,720
ChevronTexaco Corp.	249,000	21,501,150
ConocoPhillips	391,556	25,795,709
ExxonMobil Corp.	1,112,130	45,363,783
		124,300,362
Financials 31.0%
Banks 18.1%
AmSouth Bancorp.	1,327,700	32,794,190
Bank of America Corp.	230,980	18,815,631
BB&T Corp.	570,900	21,180,390
FleetBoston Financial Corp.	1,362,554	60,742,657
National City Corp.	819,100	28,275,332
PNC Financial Services Group	935,800	52,882,058
SunTrust Banks, Inc.	242,700	17,561,772
US Bancorp.	1,538,200	43,484,914
Wachovia Corp.	904,500	41,824,080
		317,561,024
Diversified Financial Services 9.6%
Bear Stearns Companies, Inc.	239,300	19,706,355
Citigroup, Inc.	863,530	42,727,464
Fannie Mae	313,900	24,201,690
Freddie Mac	302,900	18,907,018
J.P. Morgan Chase & Co.	1,623,260	63,128,582
		168,671,109
Insurance 3.3%
Allstate Corp.	561,300	25,516,698
American International Group, Inc.	277,000	19,237,650
Jefferson-Pilot Corp.	266,900	13,702,646
		58,456,994
Health Care 13.9%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	1,534,100	44,719,015
Pharmaceuticals 11.4%
Abbott Laboratories	644,100	27,747,828
Bristol-Myers Squibb Co.	1,737,200	48,728,460
Johnson & Johnson	569,000	30,395,980
Merck & Co., Inc.	681,600	32,444,160
Pfizer, Inc.	928,114	33,996,816
Wyeth	640,400	26,224,380
		199,537,624
Industrials 11.4%
Aerospace & Defense 2.9%
Honeywell International, Inc.	1,143,800	41,314,056
United Technologies Corp.	101,500	9,697,310
		51,011,366
Commercial Services & Supplies 2.1%
Avery Dennison Corp.	422,300	26,250,168
Pitney Bowes, Inc.	279,000	11,321,820
		37,571,988
Electrical Equipment 1.5%
Emerson Electric Co.	404,700	25,860,330
Industrial Conglomerates 4.4%
General Electric Co.	1,284,600	43,201,098
Textron, Inc.	655,100	34,903,728
		78,104,826
Trading Companies & Distributors 0.5%
W.W. Grainger, Inc.	180,000	8,665,200
Information Technology 12.5%
Communications Equipment 0.6%
Nokia Oyj (ADR)	501,200	10,354,792
Computers & Peripherals 3.6%
Hewlett-Packard Co.	1,064,600	25,326,834
International Business Machines Corp.	389,100	38,610,393
		63,937,227
Electronic Equipment & Instruments 2.4%
Waters Corp.*	1,107,900	42,000,489
IT Consulting & Services 2.2%
Automatic Data Processing, Inc.	913,500	39,052,125
Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.*	844,100	18,367,616
Intel Corp.	1,062,900	32,524,740
Texas Instruments, Inc.	438,200	13,737,570
		64,629,926
Materials 6.3%
Chemicals 3.2%
Air Products & Chemicals, Inc.	352,500	17,593,275
Dow Chemical Co.	942,900	39,554,655
		57,147,930
Containers & Packaging 2.2%
Sonoco Products Co.	1,617,300	38,135,934
Metals & Mining 0.9%
Alcoa, Inc.	474,300	16,211,574
Telecommunication Services 1.8%
Diversified Telecommunication Services
SBC Communications, Inc.	1,255,400	32,012,700
Utilities 0.3%
Electric Utilities
FPL Group, Inc.	84,000	5,523,000
Total Common Stocks (Cost $1,318,230,417)		1,671,061,728
Cash Equivalents 5.0%
Scudder Cash Management QP Trust 1.09% (b) (Cost $87,099,250)	87,099,250	87,099,250
Total Investment Portfolio - 100.0% (Cost $1,405,329,667) (a)		1,758,160,978

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,413,993,077. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $344,167,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $356,809,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,641,513.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,318,230,417)	$ 1,671,061,728
Investment in Scudder Cash Management QP Trust (cost $87,099,250)	87,099,250
Total investments in securities, at value (cost $1,405,329,667)	1,758,160,978
Cash	10,000
Receivable for investments sold	19,872,037
Dividends receivable	3,059,128
Interest receivable	59,187
Receivable for Fund shares sold	924,531
Total assets	1,782,085,861
Liabilities
Payable for investments purchased	8,677,161
Payable for Fund shares redeemed	13,495,383
Accrued management fee	948,550
Other accrued expenses and payables	633,107
Total liabilities	23,754,201
Net assets, at value	$ 1,758,331,660
Net Assets
Net assets consist of: Undistributed net investment income	14,031,616
Net unrealized appreciation (depreciation) on investments	352,831,311
Accumulated net realized gain (loss)	(88,554,248)
Paid-in capital	1,480,022,981
Net assets, at value	$ 1,758,331,660

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($93,848,334 / 3,947,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.77
Maximum offering price per share (100 / 94.25 of $23.77)	$ 25.22
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,039,381 / 1,137,958 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 23.76
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($11,755,696 / 494,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 23.77
Maximum offering price per share (100 / 99.00 of $23.77)	$ 24.01
Class I Net Asset Value, offering and redemption price per share ($10,768,510 / 453,822 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.73
Class AARP Net Asset Value, offering and redemption price per share ($28,562,056 / 1,202,599 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.75
Class S Net Asset Value, offering and redemption price per share ($1,586,357,683 / 66,802,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $51,948)	$ 22,598,935
Interest - Scudder Cash Management QP Trust	460,288
Total Income	23,059,223
Expenses: Management fee	5,229,846
Administrative fee	3,501,040
Distribution service fees	282,495
Trustees' fees and expenses	35,424
Other	5,506
Total expenses, before expense reductions	9,054,311
Expense reductions	(81,250)
Total expenses, after expense reductions	8,973,061
Net investment income (loss)	14,086,162
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	83,686,191
Net unrealized appreciation (depreciation) during the period on investments	159,968,061
Net gain (loss) on investment transactions	243,654,252
Net increase (decrease) in net assets resulting from operations	$ 257,740,414

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended January 31, 2003
Operations: Net investment income (loss)	$ 14,086,162	$ 24,195,699
Net realized gain (loss) on investment transactions	83,686,191	6,384,912
Net unrealized appreciation (depreciation) on investment transactions during the period	159,968,061	105,973,893
Net increase (decrease) in net assets resulting from operations	257,740,414	136,554,504
Distributions to shareholders from: Net investment income: Class A	(741,557)	(1,246,885)
Class B	-	(190,820)
Class C	(1,238)	(73,634)
Class I	(125,168)	(403,374)
Class AARP	(239,616)	(298,183)
Class S	(17,122,014)	(27,353,262)
Fund share transactions: Proceeds from shares sold	80,839,698	164,500,474
Reinvestment of distributions	17,097,871	27,752,821
Cost of shares redeemed	(244,960,170)	(368,337,630)
Net increase (decrease) in net assets from Fund share transactions	(147,022,601)	(176,084,335)
Increase (decrease) in net assets	92,488,220	(69,095,989)
Net assets at beginning of period	1,665,843,440	1,734,939,429
Net assets at end of period (including undistributed net investment income of $14,031,616 and $18,175,047, respectively)	$ 1,758,331,660	$ 1,665,843,440

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.17	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.25	.21	.00[d]
Net realized and unrealized gain (loss) on investment transactions	3.09	1.51	(5.33)	(.41)
Total from investment operations	3.25	1.76	(5.12)	(.41)
Less distributions from: Net investment income	(.19)	(.31)	(.10)	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	(.19)	(.31)	(1.79)	-
Net asset value, end of period	$ 23.77	$ 20.71	$ 19.26	$ 26.17
Total Return (%)[e]	15.73f**	9.31	(20.49)	(1.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	81	79	101
Ratio of expenses before expense reductions (%)	1.23*	1.18	1.11	1.16*
Ratio of expenses after expense reductions (%)	1.23*	1.18	1.11	1.16*
Ratio of net investment income (loss) (%)	1.41*	1.33	.94	.17*
Portfolio turnover rate (%)	43*	93	52	80
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 19.16	$ 26.15	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.10	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.08	1.50	(5.32)	(.41)
Total from investment operations	3.15	1.60	(5.30)	(.43)
Less distributions from: Net investment income	-	(.15)	-	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	-	(.15)	(1.69)	-
Net asset value, end of period	$ 23.76	$ 20.61	$ 19.16	$ 26.15
Total Return (%)[d]	15.28e**	8.42	(21.18)	(1.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	24	26	38
Ratio of expenses before expense reductions (%)	2.03*	2.00	1.95	1.96*
Ratio of expenses after expense reductions (%)	2.02*	2.00	1.95	1.96*
Ratio of net investment income (loss) (%)	.62*	.51	.10	(.63)*
Portfolio turnover rate (%)	43*	93	52	80
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.62	$ 19.16	$ 26.16	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.10	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.08	1.51	(5.34)	(.40)
Total from investment operations	3.15	1.61	(5.31)	(.42)
Less distributions from: Net investment income	(.00)[d]	(.15)	-	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	-	(.15)	(1.69)	-
Net asset value, end of period	$ 23.77	$ 20.62	$ 19.16	$ 26.16
Total Return (%)[e]	15.29f**	8.43	(21.14)	(1.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	10	10	12
Ratio of expenses before expense reductions (%)	2.01*	1.99	1.94	1.94*
Ratio of expenses after expense reductions (%)	2.00*	1.99	1.94	1.94*
Ratio of net investment income (loss) (%)	.64*	.52	.11	(.60)*
Portfolio turnover rate (%)	43*	93	52	80
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class I
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.19	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.21	.33	.31	.02
Net realized and unrealized gain (loss) on investment transactions	3.10	1.51	(5.34)	(.41)
Total from investment operations	3.31	1.84	(5.03)	(.39)
Less distributions from: Net investment income	(.29)	(.39)	(.21)	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	(.29)	-	(1.90)	-
Net asset value, end of period	$ 23.73	$ 20.71	$ 19.26	$ 26.19
Total Return (%)	16.05d**	9.78	(20.16)	(1.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	21	32
Ratio of expenses before expense reductions (%)	.76*	.74	.69	.69*
Ratio of expenses after expense reductions (%)	.76*	.74	.69	.69*
Ratio of net investment income (loss) (%)	1.88*	1.77	1.36	.64*
Portfolio turnover rate (%)	43*	93	52	80
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class I shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.19	$ 29.03
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.29	.27	.25
Net realized and unrealized gain (loss) on investment transactions	3.10	1.51	(5.35)	.04
Total from investment operations	3.28	1.80	(5.08)	.29
Less distributions from: Net investment income	(.24)	(.35)	(.16)	(.32)
Net realized gains on investment transactions	-	-	(1.69)	(2.81)
Total distributions	(.24)	(.35)	(1.85)	(3.13)
Net asset value, end of period	$ 23.75	$ 20.71	$ 19.26	$ 26.19
Total Return (%)	15.88d**	9.56	(20.33)	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	19	17	16
Ratio of expenses before expense reductions (%)	1.01*	.97	.89	.89*
Ratio of expenses after expense reductions (%)	1.00*	.97	.89	.89*
Ratio of net investment income (loss) (%)	1.64*	1.54	1.16	1.11*
Portfolio turnover rate (%)	43*	93	52	80
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.18	$ 26.81	$ 30.05	$ 25.65	$ 28.98
Income (loss) from investment operations:
Net investment income (loss)[d]	.18	.29	.27	.32	.33	.30[e]	.36
Net realized and unrealized gain (loss) on investment transactions	3.10	1.51	(5.34)	2.18	(1.73)	6.38	(1.59)
Total from investment operations	3.28	1.80	(5.07)	2.50	(1.40)	6.68	(1.23)
Less distributions from: Net investment income	(.24)	(.35)	(.16)	(.32)	(.39)	(.18)	(.24)
Net realized gains on investment transactions	-	-	(1.69)	(2.81)	(1.45)	(2.10)	(1.86)
Total distributions	(.24)	(.35)	(1.85)	(3.13)	(1.84)	(2.28)	(2.10)
Net asset value, end of period	$ 23.75	$ 20.71	$ 19.26	$ 26.18	$ 26.81	$ 30.05	$ 25.65
Total Return (%)	15.88f**	9.56	(20.30)	8.68	(4.61)	26.79**	(4.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,586	1,520	1,581	2,558	2,078	2,555	1,997
Ratio of expenses before expense reductions (%)	1.01*	.97	.89	.89	.95[g]	.87*	.88
Ratio of expenses after expense reductions (%)	1.00*	.97	.89	.89	.94[g]	.87*	.88
Ratio of net investment income (loss) (%)	1.64*	1.54	1.16	1.17	1.20	1.25*	1.25
Portfolio turnover rate (%)	43*	93	52	80	46	35*	40
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.
[c] For the year ended September 30.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $162,972,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($79,101,000) and July 31, 2011 ($83,871,000), the respective expiration dates, whichever occurs first.

The tax character of the current distributions, if any, will be determined at the end of the current fiscal year.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $352,444,155 and $483,418,261, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.405%, 0.425%, 0.415%, 0.16%, 0.40% and 0.40% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.005%, 1.02%, 1.01%, 0.755%, 0.995% and 0.995% for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not imposed	Unpaid at January 31, 2004
Class A	$ 176,735	$ 2,600	$ 33,238
Class B	55,647	1,650	10,309
Class C	23,338	750	4,333
Class I	7,702	420	1,300
Class AARP	43,533	1,325	8,970
Class S	3,194,085	74,500	532,359
	$ 3,501,040	$ 81,245	$ 590,509

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 98,201	$ 18,341
Class C	42,178	7,896
	$ 140,379	$ 26,237

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 96,004	$ 37,577.22%
Class B	32,615	10,887.25%
Class C	13,497	4,928.24%
	$ 142,116	$ 53,392

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended January 31, 2004 aggregated $4,790 and $120, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $30,762 and $164, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2004, SDI received $102.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	534,964	$ 11,811,903	1,487,702	$ 28,025,493
Class B	151,021	3,270,525	205,647	3,831,802
Class C	94,340	2,067,883	177,441	3,278,733
Class I	34,959	800,000	1,099,115	20,642,253
Class AARP	419,672	9,570,344	361,666	6,835,886
Class S	2,400,263	53,319,043	5,471,244	101,886,307
		$ 80,839,698		$ 164,500,474
Shares issued to shareholders in reinvestment of distributions
Class A	31,693	$ 728,306	65,739	$ 1,221,430
Class B	-	-	9,496	176,443
Class C	51	1,185	3,858	71,679
Class I	5,461	125,168	21,769	403,374
Class AARP	10,080	231,115	15,484	287,233
Class S	697,696	16,012,097	1,379,658	25,592,662
		$ 17,097,871		$ 27,752,821
Shares redeemed
Class A	(528,374)	$ (11,587,287)	(1,759,023)	$ (32,746,518)
Class B	(199,441)	(4,393,442)	(410,985)	(7,584,409)
Class C	(97,716)	(2,178,340)	(188,631)	(3,487,922)
Class I	(125,346)	(2,581,980)	(1,679,180)	(29,633,982)
Class AARP	(125,397)	(2,776,889)	(368,847)	(6,705,304)
Class S	(9,724,766)	(221,442,232)	(15,541,749)	(288,179,495)
		$ (244,960,170)		$ (368,337,630)
Net increase (decrease)
Class A	38,283	$ 952,922	(205,582)	$ (3,499,595)
Class B	(48,420)	(1,122,917)	(195,842)	(3,576,164)
Class C	(3,325)	(109,272)	(7,332)	(137,510)
Class I	(84,926)	(1,656,812)	(558,296)	(8,588,355)
Class AARP	304,355	7,024,570	8,303	417,815
Class S	(6,626,807)	(152,111,092)	(8,690,847)	(160,700,526)
		$ (147,022,601)		$ (176,084,335)

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SDVAX	SDVBX	SDVCX
CUSIP Number	920390-861	920390-853	920390-846
Fund Number	449	649	749

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLCOX	SCDUX
Fund Number	249	049

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------